Filed pursuant to Rule 497(a)(1) File No. 333-172524 Rule 482 ad

PennantPark Investment Corporation Prices Public Offering of
$67.5 million 6.25% Senior Unsecured Notes Due 2025

NEW YORK, NY -- (Marketwire) – 1/16/2013 -- PennantPark Investment Corporation (the “Company”) (NASDAQ: PNNT) announced today that it has priced an underwritten public offering of $67.5 million in aggregate principal amount of 6.25% senior unsecured notes due 2025. The notes will mature on February 1, 2025 and may be redeemed in whole or in part at any time or from time to time at the Company's option on or after February 1, 2016. The notes will bear interest at a rate of 6.25% per year payable quarterly on February 1, May 1, August 1 and November 1 of each year, with the first interest payment occurring on May 1, 2013. The Company has granted the underwriters an option to purchase up to an additional $10.125 million aggregate principal amount of notes to cover over-allotments, if any.

Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC are acting as joint bookrunning managers for this offering. Robert W. Baird & Co. Incorporated, Credit Suisse Securities (USA) LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., Stephens Inc., and Sterne, Agee & Leach, Inc. are acting as co-managers for this offering.

The offering is expected to close on January 22, 2013, subject to customary closing conditions. The Company intends to apply to list the notes on The New York Stock Exchange and if the application is approved, expects trading in the notes on The New York Stock Exchange to begin within 30 days from the original issue date under the ticker symbol “PNTA”.

The Company expects to use the net proceeds to reduce outstanding obligations under its credit facility, to invest in new or existing portfolio companies or for other general corporate or strategic purposes.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated January 15, 2013 and the accompanying prospectus dated January 6, 2012, each of which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: (1) Stifel, Nicolaus & Company, Incorporated, 501 N. Broadway, St. Louis, Missouri 63102 or (2) RBC Capital Markets, LLC, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281.

ABOUT PENNANTPARK INVESTMENT CORPORATION

PennantPark Investment Corporation is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments. PennantPark Investment Corporation is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made in this release. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000